EXHIBIT 99.2



                           CERTIFICATION OF CONTROLLER

I, Anthony E. Applebaum, Controller of Mera Pharmaceuticals, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   9/10/03
      -----------------

                                     /s/ ANTHONY E. APPLEBAUM
                                     -------------------------------------------
                                     Anthony E. Applebaum
                                     Controller and Principal Accounting Officer